                            SCHEDULE 14C INFORMATION

      INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Information Statement       [ ] Confidential, for Use of
[X]  Definitive Information Statement            the Commission Only (as
                                                 permitted by Rule 14c-5(d)(2))


                   NEXTECH ENTERPRISES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
  (Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                   NEXTECH ENTERPRISES INTERNATIONAL, INC.
                         910 HAMPSHIRE ROAD, SUITE A
                     WESTLAKE VILLAGE, CALIFORNIA   91361

                INFORMATION STATEMENT PURSUANT TO SECTION 14C
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                          -------------------------

         This information statement is being mailed on or about June 4, 1998, to the holders of record at the close of business on May 28, 1998 of the shares of common stock, par value $0.001 per share (the "Shares"), of Nextech Enterprises International, Inc., a Delaware corporation (the "Company"). You are receiving this information statement in connection with a proposed amendment (the "Proposed Amendment") to the Certificate of Incorporation of the Company (the "Certificate of Incorporation") that would amend its authorized shares to include a preferred stock class, effective June 25, 1998 (See attached Exhibit "A") .

          1. APPROVAL OF PROPOSED AMENDMENT. Under Delaware corporation law, the Proposed Amendment must be approved in writing by the holders of at least a majority of the voting stock of the Company. Erose Capital Corp. the holders of 60.31% of the Company's Shares, have consented in writing to the Proposed Amendment. The Proposed Amendment, therefore, has been approved by a majority of the stockholders of the Company, and, effective June 25, 1998. Because the Proposed Amendment already has been approved, you are not required to take any action at this time; however, at your option, you may submit a written consent to the Proposed Amendment to Nextech Enterprises International, Inc. 910 Hampshire Road, Suite A, Westlake Village, CA 91361. This information statement is your notice that the Amendment to the Certificate of Incorporation has been approved; you will receive no further notice when the change becomes effective.

          2. SHARE CERTIFICATES. Following the Amendment to the Certificate of Incorporation, the Share certificates you now hold will continue to be valid.

          3. OUTSTANDING VOTING SECURITIES. At the close of business on April 30, 1998, there were 18,651,521 Shares outstanding. The Shares constitute the only voting securities of the Company. Each holder of the Shares is entitled to cast one vote for each Share held at any meeting of shareholders.

                 (a)    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.

                   NAME AND ADDRESS OF       AMOUNT AND NATURE OF       PERCENT
TITLE OF CLASS     BENEFICIAL OWNER          BENEFICIAL OWNERSHIP       OF CLASS

Common Stock       Erose Capital Corp.       11,250,000                 60.31%

          4. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      5. (a) No director or officer of the Company or nominee for election as a director of the Company or associate of any director or officer of the Company has a substantial interest in the Proposed Amendment.

           (b) No director of the Company has informed the Company in writing that such director intends to oppose the adoption of the Proposed Amendment.



                               NEXTECH ENTERPRISES INTERNATIONAL, INC.




                               /s/ RONALD J. AMEN
                               ------------------
                                   Ronald J. Amen, President

                                 EXHIBIT "A"

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                   NEXTECH ENTERPRISES INTERNATIONAL, INC.


         Nextech Enterprises International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That pursuant to the recommendation of the Board of Directors of Nextech Enterprises International, Inc., the following resolution amending the Certificate of Incorporation of said corporation has been adopted by the vote of stockholders of said corporation holding a majority of the outstanding stock entitled to vote thereon. The resolution setting forth the amendment is as follows:

                  RESOLVED, that paragraph FOURTH of the Certificate of Incorporation shall be amended to read in its entirety as follows:

                           "The aggregate number of shares which the Corporation
                  shall have the authority to issue is 62,000,000, which are divided into 60,000,000 shares of Common Stock, par value $.001 per share, and 2,000,000 shares of Preferred Stock, par value $.01 per share with discretion granted to the Board of Directors of the Corporation to establish different series and stock rights as they deem necessary."

         SECOND: That these resolutions have been duly adopted by written consent of stockholders holding a majority of the outstanding stock entitled to vote thereon in accordance with Section 228 of the General Corporation Law of the State of Delaware.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said Nextech Enterprises International, Inc., has caused this certificate to be signed by its President this _____ day of June, 1998.


                             NEXTECH ENTERPRISES INTERNATIONAL, INC.

                             BY:  /s/ RONALD J. AMEN
                                  -------------------
                                      Ronald J. Amen, PRESIDENT